 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2021

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices, and Zip Code)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2021, the board of directors (the “Board”) of Domo, Inc. (the “Company”) accepted Mark Gorenberg’s resignation from the Board, including his resignation from the Board’s audit committee (the “Audit Committee”) and nominating and corporate governance committee (the “Nominating Committee”), effective as of October 22, 2021. There were no disagreements between Mr. Gorenberg and the Company on any matter relating to the Company’s operations, policies or practices.
Additionally, upon the recommendation of the Nominating Committee, the Board appointed Laurence “Jay” Brown as a director of the Company, effective October 22, 2021, with an initial term expiring at the Company’s next annual meeting of stockholders. Mr. Brown was also appointed to the Nominating Committee.
There are no transactions and no proposed transactions between Mr. Brown (or any member of his immediate family) and the Company or any of its subsidiaries involving an amount in excess of $120,000. Mr. Brown does not have any family relationships with any of the Company’s directors or executive officers.

Mr. Brown will participate in the Company's standard compensation plan for outside directors, including an initial restricted stock unit award. The standard compensation plan for outside directors is described in the section titled “Board of Directors and Corporate Governance” of the Company’s proxy statement filed with the Securities and Exchange Commission on April 21, 2021. In connection with his appointment, Mr. Brown will enter into a standard indemnification agreement in the form previously approved by the Board.

Item 8.01. Other Events.

Effective October 22, 2021, the Board, acting upon the recommendation of the Nominating Committee, appointed Carine Clark as a member of the Audit Committee and Joy Driscoll Durling as a member of the Nominating Committee. Following these appointments, the composition of the Board's standing committees is as follows:

Committee	Members
Audit	Dana Evan (Chairperson), Carine Clark and Daniel Daniel
Compensation	Carine Clark (Chairperson), Joy Driscoll Durling and Daniel Daniel
Nominating and Corporate Governance	Joshua G. James (Chairperson), Jeff Kearl, Joy Driscoll Durling and Laurence Brown

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: October 26, 2021	By:	/s/ Bruce Felt
Bruce Felt
Chief Financial Officer